UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1000
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.
On September 11, 2025, the U.S. District Court for the District of Arizona (the “District Court”) issued an order granting preliminary approval (the “Preliminary Approval”) of the proposed settlement of the derivative action captioned Gera v. Palihapitiya, et al. (Case No. 2:23-cv-02164-SMB) (the “Gera Action”), which settlement includes the settlement of other related litigation pending in the U.S. District Court for the District of Delaware and the Delaware Court of Chancery (collectively, the “Settled Matters”). As previously disclosed, the parties to the Settled Matters participated in a global mediation on February 7, 2025 and agreed to a settlement in principle that Opendoor Technologies Inc. (the “Company”) would adopt certain corporate governance reforms as part of a potential global resolution of the Settled Matters and in exchange for a full release of claims. As previously disclosed, on June 27, 2025, (i) the Company executed a Stipulation of Settlement memorializing the terms and conditions of the settlement and (ii) plaintiff in the Gera Action filed a motion for preliminary approval of the proposed settlement.
Pursuant to the District Court’s order granting preliminary approval of the settlement, copies of (i) the Stipulation of Settlement (and exhibits thereto) and (ii) the Notice to Current Opendoor Stockholders of Proposed Settlement and Dismissal with Prejudice of Derivative Actions are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description

99.1	Stipulation of Settlement
99.2	Notice to Current Opendoor Stockholders of Proposed Settlement and Dismissal
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: October 1, 2025	By:	/s/ Kaz Nejatian
	Name:	Kaz Nejatian
	Title:	Chief Executive Officer
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